UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2005 (June 14, 2005)

INTRUSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20191	75-1911917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 East Arapaho Road Richardson, Texas		75081
(Address of principal executive offices)		(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2005, our Board of Directors approved our 2005 Stock Incentive Plan subject to its approval by the Company’s stockholders. Our stockholders approved the 2005 Stock Incentive Plan on June 14, 2005 at our annual meeting of stockholders.

The terms of the 2005 Stock Incentive Plan are set forth in our definitive proxy statement, filed with the SEC on April 29, 2005, and the description of the 2005 Stock Incentive Plan in Appendix A attached thereto is incorporated herein by reference.  A copy of the 2005 Stock Incentive Plan is also attached hereto as Exhibit 10.1.  The 2005 Stock Incentive Plan consists of three (3) separate equity incentive programs: the Discretionary Option Grant Program, the Stock Issuance Program and the Automatic Option Grant Program for non-employee Board members.  The summary in the proxy statement is qualified in its entirety by reference to the full text of the 2005 Stock Incentive Plan.

Our executive officers, including our employee-directors, G. Ward Paxton and T. Joe Head, and our non-employee directors, J. Fred Bucy, Jr., James F. Gero and Donald M. Johnston, are entitled to participate in the 2005 Stock Incentive Plan and may receive option grants and stock issuances under the Discretionary Option Grant Program and the Stock Issuance Program.  In addition, Messrs. Bucy, Gero and Johnston are eligible to receive option grants under the Automatic Option Grant Program, and on June 14, 2005, each of them received a grant of 5,000 options at an exercise price of $                 under this program in connection with their election to the board.  No other options have been granted or stock issued to date under the 2005 Stock Incentive Plan.

The forms of agreements we intend to use to evidence option grants under the Discretionary Option Grant Program and the Automatic Opinion Grant program and the stock issuances under the Stock Issuance Program are attached as Exhibits 10.2 through 10.7 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description of Exhibit
10.1	2005 Stock Incentive Plan
10.2	Form of Notice of Grant of Stock Option
10.3	Form of Stock Option Agreement
10.4	Form of Stock Issuance Agreement
10.5	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Initial Grant)
10.6	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Annual Grant)
10.7	Form of Automatic Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

June 15, 2005	By:	/s/ MICHAEL L. PAXTON
Michael L. Paxton
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	2005 Stock Incentive Plan
10.2	Form of Notice of Grant of Stock Option
10.3	Form of Stock Option Agreement
10.4	Form of Stock Issuance Agreement
10.5	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Initial Grant)
10.6	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Annual Grant)
10.7	Form of Automatic Stock Option Agreement